UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Unum Group held its Annual Meeting of Shareholders on May 27, 2021 (the "Annual Meeting"). Matters submitted to shareholders at the Annual Meeting and voting results were as follows:
Item 1 - Election of Directors. Shareholders elected the eleven director nominees listed below for one-year terms expiring in 2022, based upon the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Theodore H. Bunting, Jr.	157,229,108	2,405,055	159,255	18,644,760
Susan L. Cross	158,951,317	692,660	149,441	18,644,760
Susan D. DeVore	158,940,027	703,344	150,047	18,644,760
Joseph J. Echevarria	139,310,405	20,322,387	160,626	18,644,760
Cynthia L. Egan	147,851,398	11,783,228	158,792	18,644,760
Kevin T. Kabat	151,699,085	7,928,937	165,396	18,644,760
Timothy F. Keaney	158,959,155	677,443	156,820	18,644,760
Gloria C. Larson	138,761,320	20,880,312	151,786	18,644,760
Richard P. McKenney	158,941,304	681,524	170,590	18,644,760
Ronald P. O'Hanley	154,893,040	4,742,959	157,419	18,644,760
Francis J. Shammo	158,919,412	710,981	163,025	18,644,760
Item 2 - Advisory Vote to Approve Executive Compensation. Shareholders approved, on an advisory basis, the compensation of Unum Group's named executive officers, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
147,347,796	12,052,381	393,241	18,644,760
Item 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Ernst & Young LLP as Unum Group's independent registered public accounting firm for 2021, based upon the following voting results:

For	Against	Abstain	Broker Non-Votes
173,831,457	4,436,260	170,461	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: June 2, 2021	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary